CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James Vos, President and Chairman of the Board of CSFB Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 8, 2005                     /s/ James Vos
     -------------------------------         -----------------------------------
                                             James Vos, President and
                                             Chairman of the Board
                                             (Principal Executive Officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of CSFB Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 8, 2005                         /s/ Edward Poletti
     -------------------------------             -------------------------------
                                                 Edward Poletti, Chief Financial
                                                 Officer and Treasurer
                                                 (Principal Financial Officer)